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EX-10.9    AGREEMENT WITH M.O. RIFE IV FOR A $50,000 LOAN DATED April 7, 1998,
           WITH EXTENSION AGREEMENT


                                 PROMISSORY NOTE



April 7, 1998
Fort Worth, Texas
$50,000.00



         For value received, on demand or six (6) months after date hereof, I promise to pay to M.O. Rife, IV, Fifty Thousand Dollars ($50,000.00) with interest at the rate of twelve percent (12%) per annum.

                                Place of Payment

         All payments shall be made at the office of Titan Energy Corp., Inc. 5020 Collinwood, Ste. 201, Fort Worth, Texas 76107

                                     Payment

         The principal and interest of this Note shall be payable on demand or in one (1) payment on or before October 6, 1998.

                                   Prepayment

         This Note may be prepaid in part or in full at anytime without penalty.


                                            MAKER:

                                            TITAN ENERGY CORP., INC.

                                            By:
                                                 ------------------------------
                                                 M. O. Rife, III, President


                                                 ------------------------------
                                                 M. O. Rife, III, Individually


                                                 ------------------------------
                                                 Joe Bill Bennett, Individually


                                                 ------------------------------
                                                 Thom Schliem, Individually


                          EXTENSION OF PROMISSORY NOTE


         Extension of Promissory Note made by and between M.O. Rife IV and Titan Energy Corp./ Power Exploration, Inc., said Note being dated April 7, 1998.


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         Whereas said Promissory Note expires on October 6, 1998, and the parties desire to extend and continue said note; it is provided that said Promissory Note shall be extended for an additional term commencing upon the expiration of the original term with the new term expiring on January 31, 1999.

         This extension shall be on the same terms and conditions as contained in the original note and as if set forth and incorporated herein.

         This Extension of Promissory Note shall be binding upon and inure to the benefit of the parties, their successors and assigns.


         Signed this _____ day of ____________________, 1998.


In the presence of:



----------------------------------           -------------------------------
Witness                                      M.O. Rife IV


----------------------------------           -------------------------------
Witness                                      for Power Exploration, Inc.





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